UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2005

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Page 4

Item 1.01 .  Entry into a Material Definitive Agreement

On February 8, 2005, Coca-Cola Enterprises Inc.'s Europe Group entered into an agreement with The Coca-Cola Export Corporation to amend the Cold Drink Equipment Purchase Partnership Program of 23 January 2002.  The Coca-Cola Export Corporation is an affiliate of The Coca-Cola Company, which owns approximately 36% of the outstanding stock of Coca-Cola Enterprises Inc.  The amendment makes the equipment placement requirements apply on a territory-wide basis, instead of a country-by-country basis, and changes the way in which different units of equipment are counted in determining whether placement requirements have been met.

Item 9.01.  Financial Statements and Exhibits.

10	Amendment dated February 8, 2005 between Coca-Cola Enterprises Inc. and The Coca-Cola Export Corporation to the Cold Drink Equipment Purchase Partnership Program of 23 January 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: February 10, 2005	By: /S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10	Amendment dated February 8, 2005 between Coca-Cola Enterprises Inc. and The Coca-Cola Export Corporation to the Cold Drink Equipment Purchase Partnership Program of 23 January 2002